UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2010

GFI GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51103	80-0006224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Water Street
New York, NY	10041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 968-4100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c)

Item 3.01.Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 24, 2010, GFI Group Inc. (the “Company”) provided notice to The Nasdaq Stock Market LLC (“Nasdaq”) that the Company expects to voluntarily cease trading on Nasdaq prior to the opening of trading on October 5, 2010, and intends to transfer its listing to the New York Stock Exchange Euronext (the “NYSE”).  The Company’s common stock has been cleared for listing and will commence trading on the NYSE on October 5, 2010 and will continue to trade under the stock symbol “GFIG.”

A copy of the press release issued by the Company in connection the transfer of its listing from the Nasdaq to the NYSE is attached hereto as Exhibit 99.1

Item 9.01.    Financial Statements and Exhibits

(d)  Exhibits:

Exhibit	Description

99.1	Press release, dated September 24, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GFI GROUP INC.

Date: September 28, 2010
	By:	/S/ Scott Pintoff
	Name:	Scott Pintoff
	Title:	General Counsel and Corporate Secretary